U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                 ______________
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 30, 2002


                        COMMISSION FILE NUMBER: 000-26029


                          ASIAN STAR DEVELOPMENT, INC.
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
         ______________________________________________________________
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                   86-0866395
                     _______________________________________
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                3B Causeway Tower
                               16-22 Causeway Road
                                  Causeway Bay
                                    Hong Kong
                              Tel. (852) 2721-0936
                 _______________________________________________
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)


                                3B Causeway Tower
                               16-22 Causeway Road
                                  Causeway Bay
                                    Hong Kong
          _____________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On December 30, 2002, registrant ("Asian Star"), by and through its wholly-owned subsidiary, Atlantic Mining Limited, a British Virgin Islands corporation ("AML-BVI"), entered into a merger and reorganization agreement to acquire 100% of the total issued and outstanding shares of Atlantic Mining Limited, a Hong Kong corporation ("AML-HK"), from the shareholders of AML-HK, in full and sole consideration of 15,000,000 shares of the registrant's restricted Common Stock, representing 64% of the total outstanding shares of Asian Star, post-merger. The transaction did not involve the transfer of any funds. The 15,000,000 shares were issued directly by Asian Star from its authorized but unissued shares of Common Stock. The shareholders of AML-HK now have direct beneficial ownership and voting control of Asian Star. There are a total of 23,623,008 shares now outstanding.

     In connection with the company's merger with AML, Mr. Stephen Chow, a director of Asian Star, originally arranged for (a) the acquisition of the target mining properties through Asian Star (Hong Kong) Limited, a Hong Kong corporation of which he was a director, and which held an interest in AML-HK, and (b) a loan to AML in an amount of Chinese RMB2,500,000.00 (US$312,500.00)in order to assist in AML's purchase of the mining properties in China. Prior to the merger or the funding of the loan, Mr. Chow divested himself of all rights, titles and interests in and to Asian Star (Hong Kong) Limited and AML-HK, and transferred the same to Sparkwell Agents Limited ("SAL"). Certain members of Mr. Chow's family and friends owned 100% of SAL; were solely involved in the management of SAL; and received all of Mr. Chow's rights, titles and interests in Asian Star (Hong Kong) Limited, provided the subject loan to AML and still hold a 43% interest in AML-HK. In addition, Mr. Chow abstained from the vote by the Board of Asian Star in connection with the approval of the merger. Mr. Chow received no compensation or remuneration of whatsoever nature, directly or indirectly, from the subject transactions.

     Concurrent with the merger, the following persons were appointed as Directors of Asian Star: Stephen Chow, Dr. Paul Tong, Harry Tsui and Kevin Au-Yeung. In addition, Stephen Chow resigned as President of Asian Star and the Board of Directors appointed Mr. Stephen Chow to serve as Honorary Chairman, Dr. Paul Tong was appointed to serve as Chairman, Mr. Harry Tsui was appointed to serve as President and Treasurer and Mr. Au-Yeung was appointed to serve as Company Secretary.

     Subsequent to completion of the merger, Mr. Harry Tsui, President, Treasurer and Director, and Mr. Kevin Au Yeung, Secretary and Director of the Company, resigned from their offices on March 16, 2003 and March 18, 2003, respectively. No disagreements with the Company were cited in connection with the resignations. The Board has appointed Mr. Stephen Chow, who currently serves as the Company's Honorary Chairman and a Director, to serve in the office as of Acting President, Secretary and Treasurer until the appointment of new officers. New directors will be appointed by the Board shortly to replace the resigned directors.

     Biographical information concerning the current Directors and Officers, is as follows:

STEPHEN CHOW - HONORARY CHAIRMAN & DIRECTOR

Mr. Chow was born in Macau. His family was involved in the gold and jewelry business. His father is Mr. Chow Chee Yuen, founder of the Chow Tai Fook Jewelry Co. Ltd., which is still the leading jewelry corporation in Hong Kong and China. Chow Tai Fook Jewelry Co. Ltd. is also the controlling shareholder of New World Development Co. Ltd.

After Mr. Chow completed his education in Architecture and Construction, he worked for several years in Chow Tai Fook Jewelry Co. Ltd., building up the land development division under his brother-in-law, Dr. Cheng Yu Tung, Chairman of New World Development Co. Ltd. and Chow Tai Fook Jewelry Co. Ltd., and the division later grew into New World Development Co. Ltd.

From 1972 to 1992 he was President of Consolidated Investment & Construction Ltd. in Canada and from 1983 to 1990 he was Senior Vice President of Hip Shing Land Development Ltd., USA.

In 1992, Mr. Chow returned to Hong Kong where he founded the Honpar Group of companies which specialize in property development, service contracts and trading activities in China.

In 1997, Mr. Chow founded Asian Star Development, Inc. and served as the President from inception to the present.

He also currently serves as the Advisor of Economic Affairs in the City of Taishan, Guandong Province, China. Mr. Chow has also been appointed Honorable Citizen of Shilong, Dongguan, Guandong Province, China.

PAUL YUK-LUN TONG, PHD, GEOTECHNICAL ENGINEERING - CHAIRMAN & DIRECTOR

Dr. Tong (Ph.D, University of Manchester, U.K.) has extensive skills as a businessman and a civil engineer, having served as General Manager of new World Development Co., Ltd., where he supervised the design and administration of commercial, residential and infrastructure projects in Asia and North America. From 1995 to 1997, he was C.E.O. of Pacific Century Regional Developments Ltd. (PCRDL), overseeing a variety of infrastructure and property development projects. Dr. Tong has also been Director of the New World Indosuez Insurance Group of Companies.

     In connection with the merger, 15,000,000 shares of Asian Star restricted Common Stock were issued to the shareholders of AML-HK. Mr. Ip Kei Shui, controlling shareholder of AML-HK, received 8,325,000 of such shares, representing 35% of the total outstanding shares of the registrant. Such shares were placed by Mr. Ip into the following names:

          Ip Kei Shui                         805,000
          Good Leader Limited               1,100,000
          Speed Wind House Limited          1,090,000
          Atlantic Mutual Holdings Inc.     1,080,000
          Green Yeung Limited               1,080,000
          Man Wah Limited                   1,070,000
          Global Express Telecom Limited    1,050,000
          Shine Spring Limited              1,050,000

     Mr. Ip has not provided addresses for any of such new shareholders and has not disclosed to the registrant the affiliation between or among any of such shareholders, if any.

     Mr. Ip is also the director of Nanshao Atlantic Gold Development Co. Ltd., the registrant's Chinese Joint Venture partner in the Chinese gold mines acquired through the merger.


     There are no arrangements or understandings among members of the former and/or the new control groups and/or their respective associates with respect to the election of directors or other matters.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     The registrant is aware of its obligation to file financial statements and information for the acquired business and assets, pursuant to Item 7 of Form 8-K, but has experienced delays in preparing and filing such statements because of unforeseen and unexpected delays in obtaining information and documents from its Chinese subsidiary's mining operations and translating such information into English and reconciling it with U.S. GAAP and accounting standards. The registrant is working diligently on preparation of the information and anticipates filing thereof in the near future.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


DATED:  April 4, 2003                ASIAN STAR DEVELOPMENT, INC.



                                     By:/s/ STEPHEN CHOW
                                     _______________________
                                            Stephen Chow
                                            Acting President